CMA

CMA GOVERNMENT
SECURITIES FUND

Semi-Annual Report




















September 30, 1996



MERRILL LYNCH
BULL LOGO





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



DEAR SHAREHOLDER:


For the six-month period ended September 30, 1996, CMA Government
Securities Fund paid shareholders a net annualized dividend of 4.76%.* As of September 30, 1996, the Fund's 7-day yield was 4.78%.

The average portfolio maturity for CMA Government Securities Fund at September 30, 1996 was 71 days, compared to 60 days at March 31,
1996.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. Accordingly, when the market seemed to have fully priced in a tightening, the main focus of our investments was in the six-month--twelve-month sector to seek to enhance the Fund's overall return. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment. As a result, the Fund reduced its repurchase agreement position, in favor of investments in the nine-month--twelve-month sector, which represented value on the yield curve and over financing rates.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

In Conclusion
We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Donaldo S. Benito)
Donaldo S. Benito
Vice President and Portfolio Manager

October 24, 1996

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996       (IN THOUSANDS)

                          Face      Interest   Maturity       Value
Issue                    Amount       Rate       Date       (Note 1a)

                    US Government Obligations*--38.7%

US Treasury            $ 20,000       4.55 %    2/06/97    $   19,635
Bills                     9,460       4.67      2/06/97         9,287
                          4,300       5.305     8/21/97         4,091
                          8,500       5.31      8/21/97         8,086
                          8,500       5.32      8/21/97         8,086

US Treasury              40,000       8.00     10/15/96        40,046
Notes                    85,000       6.875    10/31/96        85,093
                         35,000       4.375    11/15/96        34,952
                         90,000       7.25     11/15/96        90,226
                         15,000       7.50     12/31/96        15,080
                         21,500       8.00      1/15/97        21,661
                        117,000       7.50      1/31/97       117,804
                         81,900       6.875     2/28/97        82,386
                        183,720       6.625     3/31/97       184,782
                         44,750       6.875     3/31/97        45,065
                         70,660       8.50      4/15/97        71,764
                         92,495       6.50      4/30/97        92,987
                         12,900       6.875     4/30/97        12,997
                         46,800       6.50      5/15/97        47,049
                         20,000       5.625     6/30/97        20,000
                        101,200       8.50      7/15/97       103,319
                         12,750       5.50      7/31/97        12,728
                         53,100       5.875     7/31/97        53,150
                         14,400       6.50      8/15/97        14,490
                         10,000       6.00      8/31/97        10,016
                         40,800       5.625    10/31/97        40,711
                          4,250       6.125     8/31/98         4,251

Total US Government Obligations
(Cost--$1,249,501)                                          1,249,742

 Face                                                      Value
Amount                Issue                           (Notes 1a & 1e)

            Repurchase Agreements**--61.3%

$150,000   BZW Securities, Inc., purchased on
           9/30/96 to yield 5.70% to 10/01/96                 150,000

 145,000   Bear Stearns & Co., Inc., purchased on
           9/30/96 to yield 5.70% to 10/01/96                 145,000


CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996       (IN THOUSANDS)

 Face                                                      Value
Amount                Issue                           (Notes 1a & 1e)

            Repurchase Agreements**(concluded)

$150,000   Chase Securities, Inc., purchased on
           9/30/96 to yield 5.70% to 10/01/96              $  150,000

 150,000   Daiwa Securities America, Inc.,
           purchased on 9/30/96 to yield 5.75%
           to 10/01/96                                        150,000

 145,000   Donaldson, Lufkin & Jenrette
           Securities Corp., purchased on
           9/30/96 to yield 5.72% to 10/01/96                 145,000

 100,000   Fuji Securities Inc., purchased on
           9/30/96 to yield 5.74% to 10/01/96                 100,000

 145,000   Greenwich Capital Markets, Inc.,
           purchased on 9/30/96 to yield 5.75%
           to 10/01/96                                        145,000

 155,000   HSBC Securities Inc., purchased on
           9/30/96 to yield 5.75% to 10/01/96                 155,000

 155,040   Lehman Brothers Inc., purchased on
           9/30/96 to yield 5.80% to 10/01/96                 155,040

 155,000   Nesbitt Burns Securities, Inc.,
           purchased on 9/30/96 to yield 5.75%
           to 10/01/96                                        155,000

 155,000   Nomura Securities International, Inc.,
           purchased on 9/30/96 to yield 5.75%
           to 10/01/96                                        155,000

 155,000   PaineWebber Inc., purchased on
           9/30/96 to yield 5.75% to 10/01/96                 155,000

  67,000   Smith Barney Inc., purchased on
           9/30/96 to yield 5.70% to 10/01/96                  67,000

 155,000   UBS Securities Inc., purchased on
           9/30/96 to yield 5.75% to 10/01/96                 155,000

Total Repurchase Agreements
(Cost--$1,982,040)                                          1,982,040

Total Investments
(Cost--$3,231,541)--100.0%                                  3,231,782

Other Assets Less Liabilities--0.0%                             1,123
                                                           ----------
Net Assets--100.0%                                         $3,232,905
                                                           ==========

[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.

  See Notes to Financial Statements.


CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$3,231,540,531++) (Notes 1a & 1e)                                 $3,231,781,567
Cash                                                                                                                 920
Receivables:
 Interest                                                                                $   20,106,545
 Beneficial interest sold                                                                     5,858,220       25,964,765
                                                                                         --------------
Prepaid registration fees and other assets (Note 1d)                                                             255,369
                                                                                                          --------------
Total assets                                                                                               3,258,002,621
                                                                                                          --------------

Liabilities:
Payables:
 Securities purchased                                                                        22,658,730
 Investment adviser (Note 2)                                                                  1,123,321
 Distributor (Note 2)                                                                           846,147
 Beneficial interest redeemed                                                                       211       24,628,409
                                                                                         --------------
Accrued expenses and other liabilities                                                                           468,819
                                                                                                          --------------
Total liabilities                                                                                             25,097,228
                                                                                                          --------------
Net Assets                                                                                                $3,232,905,393
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $  323,266,436
Paid-in capital in excess of par                                                                           2,909,397,921
Unrealized appreciation on investments--net                                                                      241,036
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 3,232,664,357 shares of
beneficial interest outstanding                                                                           $3,232,905,393
                                                                                                          ==============

++Cost for Federal income tax purposes. As of September 30, 1996, net unrealized appreciation for Federal income tax purposes amounted to $241,036, of which $539,600 related to appreciated securities and $298,564 related to depreciated securities.


CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   89,352,761

Expenses:
Investment advisory fees (Note 2)                                                        $    6,714,811
Distribution fees (Note 2)                                                                    2,063,479
Transfer agent fees (Note 2)                                                                    290,867
Registration fees (Note 1d)                                                                     174,563
Custodian fees                                                                                   90,602
Accounting services (Note 2)                                                                     69,295
Professional fees                                                                                38,108
Printing and shareholder reports                                                                 23,667
Trustees' fees and expenses                                                                      20,694
Other                                                                                            23,010
                                                                                         --------------
Total expenses                                                                                                 9,509,096
                                                                                                          --------------
Investment income--net                                                                                        79,843,665

Realized Gain on Investments--Net (Note 1c)                                                                       58,415

Change in Unrealized Depreciation on Investments--Net                                                            541,378
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   80,443,458
                                                                                                          ==============

See Notes to Financial Statements.


CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1996   March 31, 1996
Operations:
Investment income--net                                                                  $    79,843,665  $   168,765,912
Realized gain on investments--net                                                                58,415          813,513
Change in unrealized appreciation/depreciation on investments--net                              541,378         (233,823)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         80,443,458      169,345,602
                                                                                        ---------------  ---------------
Dividends & Distributions to Shareholders (Note 1f):
Investment income--net                                                                      (79,843,665)    (168,765,912)
Realized gain on investments--net                                                               (58,415)        (813,513)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                             (79,902,080)    (169,579,425)
                                                                                        ---------------  ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          6,220,913,657   13,161,152,625
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions (Note 1f)                                                        79,842,999      169,364,191
                                                                                        ---------------  ---------------
                                                                                          6,300,756,656   13,330,516,816
Cost of shares redeemed                                                                  (6,413,995,905) (13,117,482,781)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                               (113,239,249)     213,034,035
                                                                                        ---------------  ---------------
Net Assets:
Total increase (decrease) in net assets                                                    (112,697,871)     212,800,212
Beginning of period                                                                       3,345,603,264    3,132,803,052
                                                                                        ---------------  ---------------
End of period                                                                           $ 3,232,905,393  $ 3,345,603,264
                                                                                        ===============  ===============


See Notes to Financial Statements.


CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.     For the Six            For the Year Ended March 31,
                                                           Months Ended
Increase (Decrease) in Net Asset Value:                   Sept. 30, 1996     1996        1995        1994         1993
Net asset value, beginning of period                         $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                            .0241       .0521       .0419       .0271        .0294
Realized and unrealized gain (loss) on
investments--net                                                  .0002       .0002       .0008      (.0013)       .0038
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                  .0243       .0523       .0427       .0258        .0332
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends and distributions:
 Investment income--net                                          (.0241)     (.0521)     (.0419)     (.0271)      (.0294)
 Realized gain on investments--net                               (.0000)++   (.0003)     (.0002)     (.0004)      (.0026)
                                                             ----------  ----------  ----------  ----------   ----------
Total dividends and distributions                                (.0241)     (.0524)     (.0421)     (.0275)      (.0320)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of period                               $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment Return                                           4.76%*      5.39%       4.30%       2.79%        3.25%
                                                             ==========  ==========  ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses                                                           .57%*       .57%        .58%        .56%         .55%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income and realized gain on
investments--net                                                  4.76%*      5.25%       4.18%       2.75%        3.20%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental Data:
Net assets, end of period (in thousands)                     $3,232,905  $3,345,603  $3,132,803  $3,563,595   $3,858,017
                                                             ==========  ==========  ==========  ==========   ==========

 *Annualized.
++Amount is less than $.0001 per share.




See Notes to Financial Statements.



CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.


CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS and/or ML & Co.

3. Transactions in Shares of
Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA GOVERNMENT SECURITIES FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donaldo S. Benito--Vice President
Donald C. Burke--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].